Q2 FY18 Conference Call February 6, 2018

© 2018 Lumentum Operations LLC Forward Looking Statement and Financial Presentation This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements include any anticipation or guidance as to future financial performance, including future revenue, earnings per share, gross margin, operating expense, operating margin, profitability, cash flow and other financial metrics, anticipated trends for our products including new orders and delivery timing, technologies and the markets in which we operate as well as our strategies and position in our markets. These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those projected. In particular, the Company’s ability to predict future financial performance continues to be difficult due to, among other things: (a) quarter-over-quarter product mix fluctuations, which can materially impact profitability measures due to the broad gross margin ranges across our portfolio; (b) continued decline of average selling prices across our businesses; (c) effects of seasonality; (d) the ability of our suppliers and contract manufacturers to meet production, quality and delivery requirements for our forecasted demand; (e) inherent uncertainty related to global markets and the effect of such markets on demand for our products; (f) changes in customer demand; and (g) our ability to attract and retain new customers, particularly in the 3D sensing market. All forward-looking statements involve risks and uncertainties that could cause actual events and terms to differ materially from those set forth herein, including those related to our business and growth opportunities. For more information on these risks, please refer to the "Risk Factors" section included in the Company’s Quarterly Report on Form 10-Q for the quarter ended December 30, 2017 as filed with the Securities and Exchange Commission, and our other filings with the Securities and Exchange Commission. In addition, the results contained in this presentation are valid only as of today’s date except where otherwise noted. The forward-looking statements contained in this presentation are made as of the date hereof and the Company assumes no obligation to update such statements, except as required by applicable law. Unless otherwise stated, all financial results and projections are on a non-GAAP basis. Our GAAP results, details about our non- GAAP financial measures, and a reconciliation between GAAP and non-GAAP results can be found in our fiscal second quarter 2018 earnings press release which is available on our web site, www.lumentum.com, under the investors section. We have not provided reconciliations from GAAP to non-GAAP measures for our outlook. A large portion of non-GAAP adjustments, such as derivative liability adjustments, restructuring charges, stock-based compensation, litigation, non-cash income tax expense and credits, and other costs and contingencies unrelated to current and future operations are by their nature highly volatile and we have low visibility as to the range that may be incurred in the future. 2

© 2018 Lumentum Operations LLC Q2 FY18 Results (GAAP) $ in millions except for EPS, % of revenue Q2 FY18 Q1 FY18 Q2 FY17 Revenue $404.6 $243.2 $265.0 Gross Margin 171.1 42.3% 68.5 28.2% 87.0 32.8% Operating Expenses 80.3 19.8% 65.8 27.1% 73.7 27.8% Operating Income 90.8 22.4% 2.7 1.1% 13.3 5.0% Diluted EPS $3.17 $0.11 $0.19 Diluted Shares-M 64.6 64.5 62.7 3

© 2018 Lumentum Operations LLC Q2 FY18 Results (Non-GAAP) $ in millions except for EPS, % of revenue Q2 FY18 Q1 FY18 Q2 FY17 Revenue $404.6 $243.2 $265.0 Gross Margin 181.8 44.9% 82.7 34.0% 97.9 36.9% Operating Expenses 67.2 16.6% 54.1 22.2% 58.9 22.2% Operating Income 114.6 28.3% 28.6 11.8% 39.0 14.7% Diluted EPS $1.67 $0.43 $0.57 Diluted Shares-M 64.6 64.5 62.7 4

© 2018 Lumentum Operations LLC Q2 FY18 Segment Results (Non-GAAP) $ in millions Q2 FY18 Q1 FY18 Q2 FY17 Revenue $404.6 $243.2 $265.0 Optical Communications 360.1 207.9 236.6 Telecom 110.2 110.4 160.1 Datacom 34.4 45.2 68.1 Industrial & Consumer(1) 215.5 52.3 8.4 Commercial Lasers 44.5 35.3 28.4 Gross Margin 44.9% 34.0% 36.9% Optical Communications 45.0% 34.7% 36.6% Commercial Lasers 44.7% 30.0% 39.4% 5 (1) Industrial & Consumer contains 3D sensing revenues as well as diode lasers sold into industrial applications.

© 2018 Lumentum Operations LLC Balance Sheet 6 Selected Items - $ in millions Q2 FY18 Q1 FY18 Cash and Short-term Investments $624.5 $532.5 Working Capital(1) 211.6 212.8 Property, Plant & Equipment, net 301.3 293.7 Total Assets 1,507.4 1,248.4 Total Liabilities 607.3 571.5 Shareholder’s Equity(2) 900.1 676.9 (1) Working capital excluding cash and short-term investments. (2) Includes convertible preferred stock of $35.8M.

© 2018 Lumentum Operations LLC Q3 FY18 Guidance (Non-GAAP) 7 $ in millions except for EPS, % of revenue Q2 FY18 Actual Q3 FY18 Estimate Revenue $404.6M $280M - $305M Operating Margin 28.3% 15.5% – 18.0% Diluted EPS $1.67 $0.65 – $0.80 Guidance provided is based on our expectations as of today and will not be updated or confirmed as of any other date.